Prospectus Supplement	April 30, 2009

PUTNAM MONEY MARKET FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND Prospectus dated January 30, 2009

On March 31, 2009, the U.S. Department of the Treasury announced the second extension of its Temporary Guarantee Program for Money Market Funds (the “Program”) from April 30, 2009 through September 18, 2009. Each of the Putnam Money Market Fund and the Putnam Tax Exempt Money Market Fund (each a "Fund" and collectively, the "Funds"), with the approval of the Funds’ Board of Trustees, has applied for continued participation in the Program.

Subject to certain conditions and limitations, share amounts held by investors in each of the Funds as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event a Fund's market-based net asset value per share declines below $0.995 (a “Guarantee Event”) and the Fund subsequently liquidates. Only shareholders who held shares of a Fund on September 19, 2008 would receive payments under the Program. Shareholders would receive payments only with respect to the lesser of the number of shares owned by such shareholders at the close of business on September 19, 2008, and the number of shares owned at the time of the Guarantee Event. Under the Program, a shareholder who has continuously maintained an account with a Fund since September 19, 2008 would receive payment for each covered share equal to $1.00 minus amounts previously paid by the Fund to such shareholder since the date of the Guarantee Event. The Program is subject to an overall limit of approximately $50 billion for all participating money market funds. The cost to participate in the Program has been and will continue to be borne by the Funds without regard to any expense limitation currently in effect for the Funds. Fund shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

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The Prospectus is further supplemented as follows:

For Putnam Money Market Fund:

In the Total Annual Fund Operating Expenses table, under the section entitled “COSTS ASSOCIATED WITH YOUR INVESTMENT,” a “<>” symbol is hereby added after the name of the fund (Money Market Fund), and the following text is added as the last footnote to the table for this fund:

<> Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice.

For Putnam Tax Exempt Money Market Fund:

In the Total Annual Fund Operating Expenses table, under the section entitled “COSTS ASSOCIATED WITH YOUR INVESTMENT,” the following text is hereby added at the end of footnote “<>”:

Also, Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice.

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